                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   October 11, 2005
                                                --------------------------------

     Bear Stearns Commercial Mortgage Securities Inc. (the "Registrant") (as
 depositor for the Bear Stearns Commercial Mortgage Securities Trust 2005-TOP20
 to be formed pursuant to a Pooling and Servicing Agreement, to be dated as of
  October 1, 2005 relating to the Bear Stearns Commercial Mortgage Securities
               Trust 2005-TOP20 Commercial Mortgage Pass-Through
                        Certificates, Series 2005-TOP20)
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             (Exact name of registrant as specified in its charter)

Delaware                              333-120522               13-3411414
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(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
of incorporation)                                           Identification No.)

383 Madison Avenue                                                 10179
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code   (212) 272-2000
                                                  ----------------------------

                                 Not applicable
       -------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.        Other Events
                  ------------

                  Attached as an exhibit is a Structural and Collateral Term
         Sheet (as defined in the no-action letter issued by the staff of the
         Commission on February 17, 1995, to the Public Securities Association
         (the "PSA")) furnished to the Registrant by Bear, Stearns & Co. Inc.
         and Morgan Stanley & Co. Incorporated (the "Underwriters") in respect of the Company's proposed offering of certain classes of the Bear
         Stearns Commercial Mortgage Securities Trust 2005-TOP20, Commercial
         Mortgage Pass-Through Certificates, Series 2005-TOP20 (such classes, the "Offered Certificates").

                  The Offered Certificates will be offered pursuant to a
         Prospectus and related Prospectus Supplement (together, the
         "Prospectus"), which will be filed with the Commission pursuant to Rule
         424 under the Securities Act of 1933, as amended (the "Act"). The
         Offered Certificates will be registered pursuant to the Act under the
         Registrant's Registration Statement on Form S-3 (No. 333-120522) (the
         "Registration Statement"). The Registrant hereby incorporates the attached Structural and Collateral Term Sheets by reference in the
         Registration Statement.

                  Any statement or information contained in the attached
         Structural and Collateral Term Sheet shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration
         Statement by statements or information contained in the Prospectus.

                                      -2-

ITEM 9.01.        Financial Statements and Exhibits
                  ---------------------------------

                  (c) Exhibits

                  Item 601(a)
                  of Regulation S-K
                  Exhibit No.              Description
                  -----------              ------------
                  (99.1)                   Structural and Collateral Term Sheet
                                           prepared by the Underwriters in
                                           connection with certain classes of
                                           the Bear Stearns Commercial Mortgage
                                           Securities Trust 2005-TOP20,
                                           Commercial Mortgage Pass-Through
                                           Certificates, Series 2005-TOP20.

                                      -3-

                  Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BEAR STEARNS COMMERCIAL MORTGAGE
                                            SECURITIES INC.

October 12, 2005
                                        By: /s/ Richard A. Ruffer Jr.
                                            ------------------------------------
                                            Name:  Richard A. Ruffer Jr.
                                            Title: Vice President

                                      -4-

                                INDEX TO EXHIBITS
                                -----------------

                                                                 Paper (P) or
Exhibit No.   Description                                        Electronic (E)
-----------   -----------                                        --------------

99.1               Structural and Collateral Term Sheet               (E)
                   prepared by the Underwriters in connection
                   with certain classes of the Bear Stearns
                   Commercial Mortgage Securities Trust
                   2005-TOP20, Commercial Mortgage
                   Pass-Through Certificates, Series
                   2005-TOP20.

                                      -5-